EDWARD JONES MONEY MARKET FUND

(THE “FUND”)

Supplement dated March 22, 2019

to the Prospectus dated July 1, 2018

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The following is hereby added to the front cover page of the Prospectus:

Beginning on April 24, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your Edward Jones financial advisor. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are not receiving shareholder reports and other communications from the Fund electronically, you may elect to do so by following the instructions at edwardjones.com/edelivery.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting your Edward Jones financial advisor or calling 1-855-226-9249. Your election to receive reports in paper will apply to all funds held within your Edward Jones account, including the Fund.